UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

BODY AND MIND INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

__________

BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on March 28, 2024

Dear Stockholder:

The annual meeting of stockholders (the “Annual Meeting”) of Body and Mind Inc. (the “Company”) will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on March 28, 2024, at 10:00 a.m. (Vancouver time).

At the Annual Meeting stockholders will be asked to:

1.	elect Michael Mills, Brent Reuter, Stephen Hoffman, Alexis Podesta and Joshua Rosen to act as directors of the Company;

2.	ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024;

3.	approve, on a non-binding advisory basis, the compensation of our named executive officers; and

4.	transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about February 12, 2024, the Company mailed to all stockholders of record, as of February 2, 2024 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”).  Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report to Security Holders for the fiscal year ended July 31, 2023 (the “Annual Report”), on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.  Our Annual Report, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Only stockholders of record of the Company’s common stock at the close of business on February 2, 2024, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting.  If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting.  You may vote your shares of common stock in person even if you previously returned a proxy card.  Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.  Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting.  All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of the Record Date, prior to being admitted to the Annual Meeting.   If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to February 2, 2024, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

BODY AND MIND INC.

/s/ Michael Mills

Michael Mills

President and Chief Executive Officer

Dated:  February 7, 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2024:

The Proxy Statement and form of Proxy, as well as the

Company’s Annual Report for the fiscal year ended July 31, 2023 are available on the Internet at:

www.proxyvote.com

__________

ii

BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on March 28, 2024

THE ANNUAL MEETING

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Body and Mind Inc. (“we”, “us”, “our” or the “Company”) for use in connection with our annual meeting of our stockholders (the “Annual Meeting”) to be held on March 28, 2024, at 10:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet.  On or about February 12, 2024, the Company mailed to all stockholders of record, as of February 2, 2024 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”).  If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report to Security Holders for our fiscal year ended July 31, 2023 (the “Annual Report”), including our financial statements for such periods.  However, our Annual Report does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice by mail and you would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report, you should follow the instructions for requesting such materials included in the Notice.  There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6. Our telephone number is: (800) 361-6312 and our website address is: www.bodyandmind.com

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors.  Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services.  We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting.  Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on February 2, 2024, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date there were 144,986,000 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.  Holders of shares of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Annual Meeting is ten (10) percent of our issued and outstanding shares of common stock as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares of common stock must be present at the Annual Meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

•	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

•	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

•	broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of February 2, 2024, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies”.  If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person.  You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

- 2 -

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)

attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting.  The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders.  We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6, Attention: Corporate Secretary.

Votes Required

Proposal One – Election of Directors:  The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors.  This means that the nominees who receive the greatest number of votes for each open seat will be elected.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Appointment of Independent Registered Public Accountants:  The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants.  Stockholders may vote in favor or against this Proposal or they may abstain.  Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Say-on-Pay for Executive Compensation – Advisory Resolution:  The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

- 3 -

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting.  If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

•	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

•	each nominee for election as one of our directors; or

•	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 2, 2024, by:

•	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

•	each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 144,986,000 shares of common stock outstanding as of February 2, 2024.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following February 2, 2024, when there were deemed to be 144,986,000 Common Shares of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

- 4 -

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percentage of Beneficial Ownership
Directors and Officers:
Michael Mills, President, Chief Executive Officer and Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	3,129,000	(2)	2.1%

Brent Reuter, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	1,050,000	(3)	*

Stephen (Trip) Hoffman, Chief Operating Officer c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	3,143,000	(4)	2.1%

Dong Shim, Chief Financial Officer c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	1,875,960	(5)	1.3%

Alexis Podesta, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	550,000	(6)	*

Joshua Rosen, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	61,171,229	(7)	32.2%

All directors and executive officers as a group (6 persons)	70,919,189	(8)	35.6%

Major Stockholders:

Bengal Impact Partners, LLC 6608 E 2nd Street Scottsdale, AZ 85251	54,164,285	(9)(12)	28.5%

BAM I, A Series of Bengal Catalyst Fund SPV, LP 6608 E 2nd Street Scottsdale, AZ 85251	41,250,000	(10)(12)	22.1%

Sanjay Tolia 6608 E 2nd Street Scottsdale, AZ 85251	54,830,952	(11)(12)	28.9%

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of February 2, 2024, there were 144,986,000 shares of common stock of the Company issued and outstanding.

- 5 -

(2)

This figure represents (i) 188,000 shares of common stock held by Mr. Mills, (ii) 18,000 shares of common stock held by Mr. Mills’ wife, and (iii) stock options to purchase 2,923,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(3)	This figure represents stock options to purchase 1,050,000 shares of common stock which have vested or will vest within 60 days of the date hereof.
(4)

This figure represents (i) 70,000 shares of common stock held by Mr. Hoffman, and (ii) stock options to purchase 3,073,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(5)

This figure represents (i) 138,460 shares of common stock held by Mr. Shim, and (ii) stock options to purchase 1,737,500 shares of common stock which have vested or will vest within 60 days of the date hereof.

(6)	This figure represents stock options to purchase 550,000 shares of common stock which have vested or will vest within 60 days of the date hereof.
(7)

This figure represents (i) 6,944,444 shares of common stock held by Mr. Rosen, (ii) stock options to purchase 62,500 shares of common stock which have vested or will vest within 60 days of the date hereof, (iii) 1,333,333 shares of common stock held by Bengal Impact Partners, LLC (the “Manager”), which Mr. Rosen shares investment control and voting power over the Manager with Sanjay Tolia, (iv) 7,830,952 shares of common stock held by Bengal Catalyst Fund, LP, which is managed by the Manager, (v) BAM I, a Series of Bengal Catalyst Fund SPV, LP (“BAM I”), which is managed by the Manager, purchased from the Company (a) 8% five year convertible debenture in the principal amount of $2,750,000, the principal and interest of which are convertible into shares of common stock at a price of $0.10 per share (the “BAM I Note”), and (b) four year warrants exercisable for 13,750,000 shares of common stock at a price of $0.10 per share (the “BAM I Warrants”), and (vi) pursuant to a certain Nominee Agreement dated February 3, 2023, by and among Mindset Value Fund LP, a Delaware limited liability company, Mindset Value Wellness Fund LP, a Delaware limited partnership, Mindset Capital LLC, a Delaware limited liability company (collectively, the “Mindset Entities”), and the Manager, the Manager has sole voting and dispositive control over an aggregate of (x) 8% five year convertible debentures in the principal amount of $250,000, the principal and accrued interest of which are convertible into shares of common stock at a price of $0.10 per share (the “Mindset Notes”), and (y) four year warrants exercisable for 1,250,000 shares of common stock at a price of $0.10 per share (the “Mindset Warrants”), owned by the Mindset Entities. Except for the 6,944,444 shares of common stock held directly in Mr. Rosen’s name, he disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein. Does not take into account any beneficial ownership limitations set forth in the BAM I Note, Mindset Notes, BAM I Warrants and Mindset Warrants, which were waived in February 2023. Also, these figures exclude shares of common stock issuable at the election of BAM I and the Mindset Entities upon conversion of accrued interest (both past and future) into shares of common stock.

(8)

This figure represents (i) 16,523,189 shares of common stock, (ii) 15,000,000 shares of common stock issuable upon exercise of warrants, (iii) stock options to purchase 9,396,000 shares of common stock, which have vested or will vest within 60 days of the date hereof, and (iv) 30,000,000 shares of common stock issuable upon conversion of convertible debentures. Mr. Rosen shares investment control and voting power over the Manager with Sanjay Tolia. BAM I is managed by the Manager, which has sole investment control and voting power over the securities held by BAM I. Pursuant to that certain Nominee Agreement dated February 3, 2023, by and among the Mindset Entities and the Manager, the Manager has sole voting and dispositive control over the Mindset Notes and Mindset Warrants. Except for the 6,944,444 shares of common stock held directly in Mr. Rosen’s name, he disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein. Does not take into account any beneficial ownership limitations set forth in the BAM I Note, Mindset Notes, BAM I Warrants and Mindset Warrants, which were waived in February 2023. Also, these figures exclude shares of common stock issuable at the election of BAM I and the Mindset Entities upon conversion of accrued interest (both past and future) into shares of common stock.

(9)

This figure represents (i) 1,333,333 shares of common stock held directly by the Manager, (ii) 7,830,952 shares of common stock held by Bengal Catalyst Fund, LP, which is managed by the Manager, (iii) BAM I Note in the principal amount of $2,750,000, (iv) BAM I Warrants exercisable for 13,750,000 shares of common stock, (v) Mindset Notes in the principal amount of $250,000, (vi) Mindset Warrants exercisable for 1,250,000 shares of common stock. BAM I is managed by the Manager, which has sole investment control and voting power over the securities held by BAM I. Pursuant to that certain Nominee Agreement dated February 3, 2023, by and among the Mindset Entities and the Manager, the Manager has sole voting and dispositive control over the Mindset Notes and Mindset Warrants. Except for the 1,333,333 shares of common stock held directly by the Manager, the Manager disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein. Does not take into account any beneficial ownership limitations set forth in the BAM I Note, Mindset Notes, BAM I Warrants and Mindset Warrants, which were waived in February 2023. Also, these figures exclude shares of common stock issuable at the election of BAM I and the Mindset Entities upon conversion of accrued interest (both past and future) into shares of common stock.

- 6 -

(10)

This figure represents (i) BAM I Note in the principal amount of $2,750,000, and (ii) BAM I Warrants exercisable for 13,750,000 shares of common stock. BAM I is managed by the Manager, which has sole investment control and voting power over securities held by BAM I. The Manager disclaims beneficial ownership of the shares of common stock held by BAM I, except to the extent of its pecuniary interest therein. Does not take into account any beneficial ownership limitations set forth in the BAM I Note and the BAM I Warrants, which were waived in February 2023. Also, these figures exclude shares of common stock issuable at the election of BAM I upon conversion of accrued interest (both past and future) into shares of common stock.

(11)

This figure represents (i) 666,667 shares of common stock held directly Mr. Tolia, (ii) 1,333,333 shares of common stock held by the Manager, which Mr. Tolia shares investment control and voting power over the Manager with Joshua Rosen, (iii) 7,830,952 shares of common stock held by Bengal Catalyst Fund, LP, which is managed by the Manager, (iv) BAM I Note in the principal amount of $2,750,000, (v) BAM I Warrants exercisable for 13,750,000 shares of common stock, (vi) Mindset Notes in the principal amount of $250,000, and (vii) Mindset Warrants exercisable for 1,250,000 shares of common stock. BAM I is managed by the Manager, which has sole investment control and voting power over securities held by BAM I. Pursuant to that certain Nominee Agreement dated February 3, 2023, by and among the Mindset Entities and the Manager, the Manager has sole voting and dispositive control over the Mindset Notes and Mindset Warrants. Except for the 666,667 shares of common stock held directly in Mr. Tolia’s name, he disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein. Does not take into account any beneficial ownership limitations set forth in the BAM I Note, Mindset Notes, BAM I Warrants and Mindset Warrants, which were waived in February 2023. Also, these figures exclude shares of common stock issuable at the election of BAM I and the Mindset Entities upon conversion of accrued interest (both past and future) into shares of common stock.

(12)

This information is based on a Schedule 13D filed with the SEC jointly by Bengal Impact Partners, LLC, Bengal Catalyst Fund, LP, BAM I, a Series of Bengal Catalyst Fund SPV, LP, Joshua Rosen, and Sanjay Tolia on April 3, 2023, and the Form 4 filed by Bengal Impact Partners, LLC on May 17, 2023.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our Company.

- 7 -

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company.  Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.  Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Michael Mills, Brent Reuter, Stephen Hoffman, Alexis Podesta and Joshua Rosen, each of whom is a current director, have been nominated for election as directors.  It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of February 2, 2024, are as follows:

Name	Age	Position with the Company
Michael Mills	55	President and Chief Executive Officer (“CEO”) and a director
Stephen ‘Trip’ Hoffman	59	Chief Operating Officer (“COO”), Corporate Secretary and a director
Brent Reuter	56	A director
Dong Shim	40	Chief Financial Officer
Alexis Podesta	43	A director
Joshua Rosen	50	A director

The following describes the business experience of each nominee for election to our Board of Directors, including other directorships held in reporting companies:

Michael Mills.  Mr. Mills was appointed President and Interim Chief Executive Officer on August 21, 2019 and was previously the Vice-President, Communications of the Company from June 2018 to August 21, 2019.  On January 23, 2020, Mr. Mills was elected as a director and on April 30, 2020, Mr. Mills was appointed as full-time CEO.  Prior to joining the Company, Mr. Mills was the President of Fairlawn Capital Partners Ltd., a consulting company offering finance, communications and capital market solutions to public and private businesses. Mr. Mills has experience in industries including media, manufacturing and technology and held increasingly senior roles at the Financial Post and National Post newspapers. Mr. Mills obtained a Bachelors of Business Administration from Bishop’s University.

- 8 -

Stephen Hoffman. Mr. Hoffman has been a Board member since March 1, 2020 and was appointed as Chief Operating Officer (“COO”) of the Company on November 15, 2018 and as the Corporate Secretary of the Company on June 5, 2023. Mr. Hoffman was previously the Chief Executive Officer of Bolder Venture Ltd., a privately held medical and recreational marijuana cultivation and dispensary company located in Boulder, Colorado, from 2016 until his appointment as Chief Operating Officer of the Company. From 2011 to 2016, Mr. Hoffman was the Chief Executive Officer of Trading Block Holdings Inc., a financial technology company located in Chicago, Illinois. Mr. Hoffman obtained a PhD in physics from Purdue University in December 1991.

Brent Reuter.  Mr. Reuter has been a Board member since October 16, 2019 and is currently serving as General Manager at Aryza North America, a technology service provider. Mr. Reuter has deep experience driving new revenue growth and managing businesses in the banking and investment management sectors, more recently as principal investor relations for Onex Corp., a private equity firm, vice-president of institutional asset management for Canadian Imperial Bank of Commerce and as Managing Director at Royal Bank of Canada with roles in Hong Kong and New York.  Mr. Reuter obtained a Bachelor of Business Administration from Lakehead University in Thunder Bay, Ontario in 1990.

Alexis Podesta. Ms. Podesta has served in senior roles in both the public and private sector. Known for her talent to skillfully navigate complex policy and political issues, her broad portfolio has included problem-solving on high-profile policies in both government and the corporate world. Ms. Podesta was entrusted by both Governor Gavin Newsom and Governor Edmund G. Brown, Jr. to manage the sprawling California Business, Consumer Services and Housing Agency. As Secretary of the Cabinet-level Agency, she directed its $4.75 billion budget and nearly 6,100 employees. Ms. Podesta oversaw twelve departments, boards, a commission, a panel and a council whose job is to license and regulate professionals and businesses in California to protect consumers; regulate businesses engaged in financial transactions; preserve, expand and fund safe and affordable housing opportunities; to provide solutions to address homelessness in California; to investigate and research earthquake related issues to advise on ways to reduce earthquake risk; and to protect the civil rights of all Californians from acts of hate violence and unlawful discrimination in employment, housing and public accommodations. Additionally, the departments under the agency provided $1.9 billion in funding for affordable housing; made $3.5 billion annually in loans for first-time homebuyers; made $600 million annually in loans for affordable multi-family properties; and provided $650 million in assistance to local jurisdictions to combat homelessness. Additionally, the Department of Fair Employment and Housing filed more than 22,500 civil rights cases. Prior to being appointed to lead the Agency, Ms. Podesta served as the Director of External and International Affairs for Governor Brown. She directed outreach, communication and partnerships with stakeholder groups, and provided key support for the Governor’s special projects. In addition, Ms. Podesta was the Governor’s lead representative on international affairs and served as Chief of Protocol.

Joshua Rosen. Mr. Rosen has been a Board member since February 1, 2023 and is a director nominee of BaM I, A Series of Bengal Catalyst Fund SPV, LP (“Bengal”) pursuant to the Securities Purchase Agreement between Bengal and the Company, dated December 19, 2022, whereby until the later of (a) the repayment or conversion of the principal amount of the debenture purchased by Bengal from the Company, and (b) Bengal (or any of its affiliates) ceasing to own at least 10% of the issued and outstanding common stock of the Company on an as-converted-basis in the aggregate, Bengal shall be entitled to nominate one (1) director to the Board of Directors. Mr. Rosen is the Interim CEO and CFO of Goodness Growth Holdings Inc. (Dec. 5, 2022 to present) and has been serving as a director of Goodness Growth Holdings Inc. since August 2021. Mr. Rosen also serves as the Managing Partner of Bengal Capital, a cannabis investment and advisory firm since December 2020.  From 2011 to May of 2021, Mr. Rosen was a director of 4Front Ventures Corporation and was previously the Executive Chairman and CEO of 4Front and its predecessor companies, having founded 4Front in 2011. Previously, Mr. Rosen gained private equity experience managing the investment arm for a large Phoenix-based family office and also worked extensively in the public markets as an equity analyst having held positions at Credit Suisse and ABN AMRO Bank N.V.  Mr. Rosen is also on the Board of Managers of Ninety Plus Coffee, LLC.  Mr. Rosen holds a Bachelor of Arts in Economics and Philosophy from Beloit College.

- 9 -

The following describes the business experience of the non-director officers of the Company:

Dong Shim. Mr. Shim was a Board member from December 15, 2016 to February 1, 2023 and was appointed as the Chief Financial Officer of the Company on August 21, 2019. Mr. Shim is a partner and founder of Shim & Associates LLP (June 2013 to present) and Golden Tree Capital Corp. (November 2015 to present) providing accounting and other business advisory services to numerous companies in various industries. Mr. Shim is a director of National Securities Administrators Ltd. (May 2017 to present), Chief Financial Officer for E-Play Digital Inc. (November 2016 to present), Chief Financial Officer for Arizona Silver Exploration Inc. (August 2017 to present), Chief Financial Officer for Canamex Resources Corp. (August 2017 to present), Chief Financial Officer for Mission Ready Solutions Inc. (June 2017 to present), Chief Financial Officer for Organimax Nutrient Corp. (April 2018 to present), Chief Financial Officer for Avricore Health Inc. (February 2018 to September 2018), and interim Chief Financial Officer of Reliq Health Technologies Inc. (November 2018 to March 2020).

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers who provide their services on a consulting basis.  Our operating subsidiaries have an aggregate of 104 employees at all of our locations.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

- 10 -

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

- 11 -

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors during the last Fiscal Year ended July 31, 2023

The Company’s Board of Directors held six meetings in person, by teleconference or summaries of actions during the fiscal year ended July 31, 2023 (“Fiscal 2023”).  No director attended fewer than 100% of the total number of the meetings of the Board of Directors held during Fiscal 2023.

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend.  It is anticipated that five directors will attend the 2024 annual meeting of stockholders in person or by teleconference.

Board Independence

The Board of Directors has determined that Brent Reuter and Alexis Podesta each qualify as independent directors under the listing standards of the NYSE American.  Messrs. Mills and Hoffman are not considered independent directors as they are each an officer of the Company and Mr. Rosen is not considered an independent director due to his relationship with Bengal Impact Partners, LLC and BAM I, A Series of Bengal Catalyst Fund SPV, LP, a significant investor.

Board Committees

Nominating Committee

We do not have a Nominating Committee and our Board of Directors as a whole is responsible for identifying and nominating qualified individuals to our Board of Directors. Since our formation we have relied upon the personal relationships of our President and directors to attract individuals to our Board of Directors.

Our Board of Directors considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

We do not have a policy regarding the consideration of any director candidates, which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any such policies, as we have never received a recommendation from any stockholder for any candidate to serve on our Board of Directors. Given the size and capitalization of our Company, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees.

- 12 -

Compensation Committee

Our Compensation Committee is comprised of Mr. Reuter, Mr. Hoffman and Ms. Podesta.  The Compensation Committee assist the Board of Directors in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management and such other duties as directed by the Board of Directors.  In addition, the Compensation Committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us.

Audit Committee

The Audit Committee is governed by and operates under an Audit Committee Charter.  The Audit Committee is comprised of Mr. Rosen, Mr. Reuter and Ms. Podesta.  A copy of the Audit Committee Charter is attached hereto as Schedule “A”.

Our Board of Directors has determined that we have at least one financial expert on the Audit Committee.  Mr. Reuter is the audit committee financial expert and both Mr. Reuter and Ms. Podesta are considered independent.

An audit committee financial expert means a person who has the following attributes:

(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal control over financial reporting; and

(e)	An understanding of audit committee functions.

The audit committee’s primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and legal compliance.  The audit committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	review and appraise the audit efforts of our independent accountants;

- 13 -

•	evaluate our quarterly financial performance as well as our compliance with laws and regulations;

•	oversee management’s establishment and enforcement of financial policies and business practices; and

•	provide an open avenue of communication among the independent accountants, management and the Board of Directors.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Body and Mind Inc., c/o Suite 750, 1095 West Pender Street, Vancouver, British Columbia V6E 2M6, Canada, Attention: Corporate Secretary; or (ii) sending an e-mail message to ir@bodyandmind.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication.  Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described below, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	any of our directors or officers;
•	any person proposed as a nominee for election as a director;
•	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
•	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Related Party Transactions during the year ended July 31, 2023

	Accounts Payable	Consulting Fees
Dong Shim (CFO)	$-	$81,614
Darren Tindale (Former CFO and Corporate Secretary)	$-	$56,647
Michael Mills (President, CEO and Director)	$61,777	$212,505
Stephen Hoffman (COO)	$31,704	$185,000

Included in stock-based compensation for the year ended July 31, 2023 is $238,286 (2022 - $262,180) related to stock options issued to directors and officers of the Company.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

- 14 -

Conflicts of Interest

To our knowledge, and other than as disclosed below, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and investment funds, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other entities.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC.  Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.  Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended July 31, 2023, except as follows:

Name	Position Held	Late or Unfiled Report
Joshua Rosen	Director	Form 3 and Form 4 filed late

Alexis Podesta	Director	Form 4 filed late

Other Information

During our last fiscal quarter, none of our directors or executive officers adopted, modified or terminated any contract, instruction or written plan for the purchase or sale of our securities that was intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) or any “non-Rule 10b5-1 trading arrangement” as defined in Item 408(c) of Regulation S-K.

EXECUTIVE COMPENSATION

General

For the purposes of this section:

“CEO” means an individual who acted as the Chief Executive Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“CFO” means an individual who acted as the Chief Financial Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“incentive plan” means any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period;

“incentive plan award” means compensation awarded, earned, paid or payable under an incentive plan;

“NEO” means each of the following individuals:

(a)	a CEO;

(b)	a CFO;

- 15 -

(c)

each of Body and Mind’s three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000 for that financial year; and

(d)

each individual who would be a NEO under paragraph (c) but for the fact that the individual was neither an executive officer of Body and Mind, nor acting in a similar capacity, at the end of that financial year;

“option-based award” means an award under an equity incentive plan of options, including, for greater certainty, share options, share appreciation rights and similar instruments that have option-like features; and

“share-based award” means an award under an equity incentive plan of equity-based instruments that do not have option-like features, including, for greater certainty, common shares, restricted shares, restricted share units, deferred share units, phantom shares, phantom share units, common share equivalent units, and stock.

Compensation Discussion and Analysis

Compensation Program Objectives

We have not established a strategy for setting executive salary levels, creating standards we apply in setting compensation levels or what factors we intend to encourage by establishing compensation levels. Since we acquired NMG, raised equity capital and have been generative revenues from the sale of our products, we have been compensating our NEOs at levels comparable to executive officers of companies within its industry at similar stages of growth.

Our Compensation Committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us. The Board of Directors assumes responsibility for reviewing the recommendations of the Compensation Committee and monitoring the long-range compensation strategy for our senior management. The Compensation Committee and the Board of Directors reviews the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity. The Compensation Committee and the Board of Directors receives independent competitive market information on compensation levels for executives. It uses salary data of comparable private and public companies as a benchmark for setting executive compensation. This data is obtained from various sources including online research and market surveys.

Although permitted, at this time no NEO or director has or intends to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director..

- 16 -

Elements of the Compensation Program

The total compensation plan for NEOs consists of a base compensation structure and equity-based compensation program in the form of stock options.  The compensation program for our senior management is designed with a view that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining qualified executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	better aligning their interests with those of the Company’s shareholders.

In compensating our senior management, we have arranged for equity participation through our 2023 Stock and Incentive Plan (as defined herein).

Base Salary

The base salary component of NEO compensation is intended to provide a fixed level of competitive pay that reflects each NEO’s primary duties and responsibilities. The policy of Body and Mind is that salaries for its NEOs are competitive within its industry and generally set at the median salary level among entities its size.

Stock Options

On February 3, 2023, our Board of Directors adopted the 2023 Stock and Incentive Plan (the “2023 Stock and Incentive Plan”).  The purpose of the 2023 Stock and Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The 2023 Stock and Incentive Plan supersedes, replaces and is in substitution for the Company’s 2012 Incentive Stock Option Plan, which was originally ratified by the Board on October 25, 2012, as was ratified by the stockholders of the Company at the Company’s annual meeting held on December 10, 2012.  There were 7,553,000 stock options outstanding under the 2012 Incentive and Stock Option Plan as of the date of adoption of the 2023 Stock and Incentive Plan, which are covered under the 2023 Stock and Incentive Plan, and which was approved by the Company’s shareholders on March 31, 2023.

Compensation Governance

Our Compensation Committee is responsible for recommending to our Board of Directors the compensation to be paid to our directors and executive officers. We do not have any formal compensation policies and the practices adopted by the Compensation Committed and our Board of Directors to determine the compensation for our directors and executive officers is described above.

Summary Compensation Table

Our NEOs for the fiscal years ended July 31, 2023 (“Fiscal 2023”) and July 31, 2022 (“Fiscal 2022”) consist of (i) Michael Mills, our President, Chief Executive Officer and director, (ii) Dong Shim, our Chief Financial Officer, (iii) Darren Tindale, our former Corporate Secretary, and (iv) Stephen Hoffman, our Chief Operating Officer, Corporate Secretary and director.  We have no other executive officers.

- 17 -

The following Summary Compensation Table sets forth the compensation earned by or paid to our NEOs for Fiscal 2023 and Fiscal 2022 are as follows:

					Non-equity incentive plan compensation ($)		Nonqualified deferred
Name and Principal Position	Fiscal Year	Salary (US$)	Share- based awards (US$)	Option- based awards (US$)	Annual incentive plans	Long-term incentive plans	compensation earnings ($)	All other compensation ($)	Total compensation (US$)
Michael Mills(1)	2023	212,505	-	75,059	-	-	-	-	287,564
President, CEO and Director	2022	284,533	-	93,090	-	-	-	-	377,623

Dong Shim(2)	2023	81,614	-	37,934	-	-	-	-	119,548
CFO	2022	134,693	-	55,333	-	-	-	-	190,026

Darren Tindale(3)	2023	56,647	-	22,136	-	-	-	-	78,783
Former Secretary	2022	87,48	-	21,021	-	-	-	-	108,769

Stephen Hoffman(4)	2023	185,000	-	75,778	-	-	-	-	260,778
COO, Corporate Secretary and Director	2022	185,000	-	92,736	-	-	-	-	277,736

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on August 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO again on August 21, 2019.

(3)	Mr. Tindale was appointed Corporate Secretary on August 21, 2019. Mr. Tindale resigned as Corporate Secretary on June 2, 2023.
(4)	Mr. Hoffman was appointed COO on November 15, 2018, was appointed a director on March 1, 2020, and was appointed as Corporate Secretary on June 5, 2023.

During our most recently completed financial years ended July 31, 2023 and 2022, we did not pay any other executive compensation to our NEOs.

- 18 -

Incentive Plan Awards

The stock options to purchase shares of our common stock that we granted to our NEOs during the fiscal year ended July 31, 2023 was on April 25, 2023 as set out in the table below.

	Date of Option Grant	# of Options	Fair Value $
Michael Mills	April 25, 2023	2,474,000	74,558
Stephen Hoffman	April 25, 2023	2,499,000	75,277
Dong Shim	April 25, 2023	1,300,000	38,582
Darren Tindale	April 25, 2023	700,000	20,305

- 19 -

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of July 31, 2023, relating to outstanding equity awards held by each NEO:

Outstanding Equity Awards at Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer- cised Options (#) (exercise- able)	Number of Securities Underlying Unexer- cised Options (#) (unexer- ciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Mills(1)	100,000 250,000 200,000 275,000 250,000 168,000 1,474,000	N/A N/A N/A N/A N/A 56,000 1,000,000	N/A N/A N/A N/A N/A N/A N/A	0.57 0.88 0.88 0.67 0.68 0.44 0.065	12/10/2023 08/21/2024 01/23/2025 04/30/2025 03/06/2026 11/30/2026 04/25/2028	N/A	N/A	N/A	N/A
Dong Shim(2)	250,000 250,000 200,000 250,000 950,000	N/A N/A N/A N/A 350,000	N/A N/A N/A N/A N/A	0.57 0.88 0.67 0.68 0.065	12/10/2023 08/21/2024 04/30/2025 03/06/2026 04/25/2028	N/A	N/A	N/A	N/A
Darren Tindale (3)	250,000 250,000 50,000 100,000 650,000	N/A N/A N/A N/A 50,000	N/A N/A N/A N/A N/A	0.57 0.88 0.67 0.68 0.065	12/10/2023 08/21/2024 04/30/2025 03/06/2026 04/25/2028	N/A	N/A	N/A	N/A
Stephen Hoffman (4)	175,000 350,000 250,000 250,000 250,000 168,000 1,499,000	N/A N/A N/A N/A N/A 56,000 1,000,000	N/A N/A N/A N/A N/A N/A N/A	0.57 0.88 0.405 0.67 0.68 0.44 0.065	12/10/2023 08/21/2024 03/01/2025 04/30/2025 03/06/2026 11/30/2026 04/25/2028	N/A	N/A	N/A	N/A

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on Aug. 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO on August 21, 2019.

(3)

Mr. Tindale was appointed CFO on March 7, 2017. Mr. Tindale resigned as the CFO on August 21, 2019 and was appointed Corporate Secretary on the same date. Mr. Tindale resigned as Corporate Secretary on June 2, 2023.

(4)	Mr. Hoffman was appointed COO on November 15, 2018, was appointed as a director on March 1, 2020, and was appointed as Corporate Secretary on June 5, 2023.

Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

- 20 -

Director Compensation

The following table set forth information relating to the compensation paid to our non-executive directors for the fiscal year ended July 31, 2023:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Brent Reuter	Nil	-	-	16,169	-	-	16,169
Alexis Podesta	Nil	-	-	8,978	-	-	8,978
Joshua Rosen	Nil	-	-	2,233	-	-	2,233

Executive Services Agreements

Mills Executive Consulting Agreement

The Company, Fairlawn Capital Partners Ltd. (“Fairlawn”) and Michael Mills entered into a Second Amended and Restated Consulting Agreement (the “Fairlawn Agreement”), which supersedes and replaces Fairlawn’s prior Consulting Agreement dated August 21, 2019 and the Amended and Restated Consulting Agreement dated January 18, 2021.  Under the Fairlawn Agreement, Fairlawn has agreed to cause Mr. Mills to perform the duties and responsibilities normally and reasonably associated with the position of chief executive officer, in consideration of a monthly consulting fee of US$17,500 (or the Canadian dollar equivalent), payable together with any applicable goods and services taxes as follows:

1.	US$12,500 (or the Canadian dollar equivalent) is payable on the first day of each calendar month, commencing on June 1, 2021 and will continue through the remaining term of the Fairlawn Agreement; and

2.

US$5,000 (or the Canadian dollar equivalent) is to be accrued (the “Accrual”) by the Company on the first day of each calendar month, commencing on June 1, 2021 and will continue through the remaining term of the Fairlawn Agreement. The Accrual is payable on demand by Fairlawn.

The Company may from time to time consider paying Fairlawn a bonus, the timing and amount of which remains entirely within the Company’s discretion.  The Company may also grant stock options to Fairlawn (or its designee) pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely within the Company’s discretion.

The Fairlawn Agreement provides that Fairlawn is entitled to reimbursement of all reasonable pre-approved travel and other out-of-pocket expenses incurred in connection with the performance of services.

The Fairlawn Agreement is for an indefinite term, subject to termination as follows:

1.	By the Company:

(a)	Termination without Cause – for any reason, without liability, except as provided in the Change of Control Termination below, upon 90 days’ written notice or payment in lieu thereof to Fairlawn;

- 21 -

(b)

Termination for Cause – with or without any advance notice in the event that the Company determines that the Fairlawn Agreement and Fairlawn’s services should be terminated for Cause (as defined below), which shall be effective immediately upon written notice by the Company to Fairlawn and Fairlawn’s rights to all compensation shall cease as of the date of such written notice. In such event, Fairlawn shall not be entitled to any future compensation nor shall Fairlawn by entitled to any severance pay.

(i)

“Cause” shall mean: (i) Fairlawn’s failure to perform its duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Fairlawn committing fraud, misappropriation or embezzlement; (iii) Fairlawn’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Fairlawn breaching any provision of this Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Fairlawn’s representations are inaccurate; (vi) Fairlawn manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Fairlawn misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Fairlawn having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Fairlawn failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Fairlawn is in violation of (vi) through (viii) above. Upon termination of this Agreement as provided in this Section 3.1, the Agreement shall terminate and be of no further force and effect, except as provided in Section 5.3 of the Fairlawn Agreement.

(c)	immediately, without cost, charge or liability, except as provided in the Change of Control Termination below, if the Company becomes bankrupt or insolvent.

(d)

immediately, without cost, charge or liability, in the event that Mr. Mills dies or is prevented from performing his duties or fulfilling his responsibilities under the Fairlawn Agreement by reason of incapacity or disability.

2.	By Fairlawn:

(a)	At any time and at Fairlawn’s sole discretion, without cause and without any cost, charge, or liability to the Company, upon thirty (30) days’ written notice of such termination to the Company.

3.	Change of Control Termination

(a)

Notwithstanding any other provision contained herein, if Fairlawn’s engagement hereunder is terminated by Fairlawn for Good Reason or by the Company without Cause (other than on account of Mr. Mills’ death or disability), in each case within twelve (12) months following a Change in Control, Fairlawn shall be entitled to receive any accrued amounts owed under the Fairlawn Agreement and subject to Fairlawn’s compliance with Part 4 (Confidentiality; Intellectual Property; and Restrictive Covenants) of the Fairlawn Agreement Fairlawn shall be entitled to receive the following:

- 22 -

(i)

a lump sum payment equal to twelve (12) months Fee for the year in which the termination occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the date of termination;

(b)	For purposes of this Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(i)

one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(ii)

one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(iii)

a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iv)	the sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Term of this Agreement without Fairlawn’s written consent:

(i)	a material reduction in Fairlawn’s Fee other than a general reduction in Fee that affects all similarly situated consultant’s or Company executive’s in substantially the same proportions;

(ii)	a relocation of Fairlawn’s principal place of engagement by more than 50 miles;

(iii)	a material, adverse change in Fairlawn’s authority, duties, or responsibilities, or reporting structure applicable to Fairlawn.

Fairlawn cannot terminate the Agreement for Good Reason unless Fairlawn has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Fairlawn does not terminate the Agreement for Good Reason within 180 days after the first occurrence of the applicable grounds, then Fairlawn will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

- 23 -

Fairlawn has agreed to certain non-solicitation and no-hire covenants that will survive termination of the Fairlawn Agreement for a period of 12 months.

Shim Consulting Agreement

The Company, Golden Tree Capital Corp. (“Golden Tree”) and Dong Shim entered into a Second Amended and Restated Consulting Agreement (the “Golden Tree Agreement”), which supersedes and replaces Golden Tree’s prior Consulting Agreement dated August 21, 2019 and the Amended and Restated Consulting Agreement dated January 18, 2021.  Under the Golden Tree Agreement, Golden Tree has agreed to cause Mr. Shim to perform the duties and responsibilities normally and reasonably associated with the position of chief executive officer, in consideration of a monthly consulting fee of US$10,000 plus any goods and services taxes, if applicable.

The Company may from time to time consider paying Golden Tree a bonus, the timing and amount of which remains entirely within the Company’s discretion.  The Company may also grant stock options to Golden Tree (or its designee) pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely within the Company’s discretion.

The Golden Tree Agreement provides that Golden Tree is entitled to reimbursement of all reasonable pre-approved travel and other out-of-pocket expenses incurred in connection with the performance of services.

The Golden Tree Agreement is for an indefinite term, subject to termination as follows:

1.	By the Company:

(a)	Termination without Cause – for any reason, without liability, except as provided in the Change of Control Termination below, upon 90 days’ written notice or payment in lieu thereof to Golden Tree;

(b)

Termination for Cause – with or without any advance notice in the event that the Company determines that the Golden Tree Agreement and Golden Tree’s services should be terminated for Cause (as defined below), which shall be effective immediately upon written notice by the Company to Golden Tree and Golden Tree’s rights to all compensation shall cease as of the date of such written notice. In such event, Golden Tree shall not be entitled to any future compensation nor shall Golden Tree by entitled to any severance pay.

- 24 -

(i)

“Cause” shall mean: (i) Golden Tree’s failure to perform its duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Golden Tree committing fraud, misappropriation or embezzlement; (iii) Golden Tree’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Golden Tree breaching any provision of this Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Golden Tree’s representations are inaccurate; (vi) Golden Tree manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Golden Tree misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Golden Tree having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Golden Tree failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Golden Tree is in violation of (vi) through (viii) above. Upon termination of this Agreement as provided in this Section 3.1, the Agreement shall terminate and be of no further force and effect, except as provided in Section 5.3 of the Golden Tree Agreement.

(c)	immediately, without cost, charge or liability, except as provided in the Change of Control Termination below, if the Company becomes bankrupt or insolvent.

(d)

immediately, without cost, charge or liability, in the event that Mr. Shim dies or is prevented from performing his duties or fulfilling his responsibilities under the Golden Tree Agreement by reason of incapacity or disability.

2.	By Golden Tree:

(a)	At any time and at Golden Tree’s sole discretion, without cause and without any cost, charge, or liability to the Company, upon thirty (30) days’ written notice of such termination to the Company.

3.	Change of Control Termination

(a)

Notwithstanding any other provision contained herein, if Golden Tree’s engagement hereunder is terminated by Golden Tree for Good Reason or by the Company without Cause (other than on account of Mr. Shim’s death or disability), in each case within twelve (12) months following a Change in Control, Golden Tree shall be entitled to receive any accrued amounts owed under the Golden Tree Agreement and subject to Golden Tree’s compliance with Part 4 (Confidentiality; Intellectual Property; and Restrictive Covenants) of the Golden Tree Agreement Golden Tree shall be entitled to receive the following:

(i)

a lump sum payment equal to twelve (12) months Fee for the year in which the termination occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the date of termination;

- 25 -

(b)	For purposes of this Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(i)

one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(ii)

one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(iii)

a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iv)	the sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Term of this Agreement without Golden Tree’s written consent:

(i)	a material reduction in Golden Tree’s Fee other than a general reduction in Fee that affects all similarly situated consultant’s or Company executive’s in substantially the same proportions;

(ii)	a relocation of Golden Tree’s principal place of engagement by more than 50 miles;

(iii)	a material, adverse change in Golden Tree’s authority, duties, or responsibilities, or reporting structure applicable to Golden Tree.

Golden Tree cannot terminate the Agreement for Good Reason unless Golden Tree has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Golden Tree does not terminate the Agreement for Good Reason within 180 days after the first occurrence of the applicable grounds, then Golden Tree will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

- 26 -

Golden Tree has agreed to certain non-solicitation and no-hire covenants that will survive termination of the Golden Tree Agreement for a period of 12 months.

Hoffman Employment Agreement

The Company and Stephen ‘Trip’ Hoffman entered into a Second Amended and Restated Employment Agreement (the “Hoffman Agreement”), which supersedes and replaces Mr. Hoffman’s prior Employment Agreement dated November 15, 2018 and the Amended and Restated Employment Agreement dated January 18, 2021.

The Hoffman Agreement has an indefinite term commencing retroactively on December 1, 2018. Pursuant to the terms of the Hoffman Agreement, Mr. Hoffman is to provide services as Chief Operating Officer of the Company. In consideration for such services, he is to receive a base salary of US$17,500 per month paid semi-monthly or in accordance with the payroll policies of the Company.

Mr. Hoffman shall receive from the Company paid time off (“PTO”) in accordance with the Company’s PTO policy as shall from time to time be adopted or modified by the Company.  Mr. Hoffman is entitled to a receive all group medical benefits available generally to other employees of our Company of the same level and responsibility, pursuant to the terms and conditions of such benefits plans and programs that our Company may adopt.

The Company may from time to time consider paying Mr. Hoffman a bonus, the timing and amount of which remains entirely in the sole and absolute discretion of the Company.  The Company may also grant stock options to Mr. Hoffman pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely at the sole and absolute discretion of the Company.

The Hoffman Agreement shall terminate, or may be terminated as follows:

(a)

Termination by the Company for “Cause” – with or without any advance notice in the event that the Company determines that the Hoffman Agreement and Mr. Hoffman’s services hereunder should be terminated for Cause (as defined below). Termination for Cause shall be effective immediately upon delivery of written notice thereof by the Employer to Employee and Employee’s rights to all compensation shall cease as of the date of such written notice. In such event, Employee shall not be entitled to any future compensation nor shall Employee be entitled to any severance pay.

(i)

For the purposes of the Hoffman Agreement, “Cause” shall mean: (i) Mr. Hoffman’s failure to perform his duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Mr. Hoffman committing fraud, misappropriation or embezzlement; (iii) Mr. Hoffman’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Mr. Hoffman breaching any provision of the Hoffman Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Mr. Hoffman’s representations are inaccurate; (vi) Mr. Hoffman manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Mr. Hoffman misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Company having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Mr. Hoffman failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Mr. Hoffman is in violation of (vi) through (viii) above. Upon termination of the Hoffman Agreement as provided in this Section 5(a)(i), the Hoffman Agreement shall terminate and be of no further force and effect, except as provided in Section 7 of the Hoffman Agreement.

- 27 -

(b)

Mutual Agreement - At any time by the mutual written agreement of the parties, the Hoffman Agreement shall terminate and shall be of no further force and effect, except as provided herein and as provided in Section 7 of the Hoffman Agreement.

(c)

Death or Incapacity - In the event that Mr. Hoffman dies or is prevented from performing his duties or fulfilling his responsibilities under the Hoffman Agreement by reason of incapacity or disability, the Hoffman Agreement shall terminate and shall be of no further force and effect.

(d)

Termination by Mr. Hoffman - Unless otherwise agreed to in writing by the Company, Mr. Hoffman has the right to voluntarily terminate the Hoffman Agreement, for any reason and at any time, by providing the Company at least thirty (30) days prior written notice of such termination.

(e)

Termination by the Company – The Company has the right to terminate the Hoffman Agreement, at any time and for any reason, by providing the Company at least thirty (30) days prior written notice of such termination. In the event the Company terminates Mr. Hoffman’s employment, for any reason and at any time, his right to all compensation shall cease at the end of the 30 day notice period, except, if applicable, as provided in the section on Change of Control Termination below.

(f)	Change of Control Termination

(i)

Notwithstanding any other provision contained herein, if Mr. Hoffman’s employment hereunder is terminated by Mr. Hoffman for Good Reason or by the Company without Cause (other than on account of Mr. Hoffman’s death or disability), in each case within twelve (12) months following a Change in Control, Mr. Hoffman shall be entitled to receive the Accrued Amounts (as defined in the Hoffman Agreement) and subject to Mr. Hoffman’s compliance with the Section 6 (Change of Control Termination) and Section 7 (Covenants and Restrictions) of the Hoffman Agreement Mr. Hoffman shall be entitled to receive the following:

(A)

a lump sum payment equal to twelve (12) months base salary for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the Termination Date;

(ii)	For purposes of the Hoffman Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(A)

one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

- 28 -

(B)

one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(C)

a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(D)	the sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(iii)

For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the continuance of Mr. Hoffman’s employment hereunder without Mr. Hoffman’s written consent:

(A)	a material reduction in Mr. Hoffman’s base salary other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;

(B)	a relocation of Mr. Hoffman’s principal place of employment by more than 50 miles;

(C)	a material, adverse change in Mr. Hoffman’s title, authority, duties, or responsibilities, or reporting structure applicable to the Company.

Mr. Hoffman cannot terminate employment for Good Reason unless the he has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Mr. Hoffman does not terminate employment for Good Reason within twelve (12) months after the first occurrence of the applicable grounds, then Mr. Hoffman will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

The Hoffman Agreement provides that Mr. Hoffman is entitled to reimbursement of all reasonable expenses incurred in connection with the performance of his job function.

Mr. Hoffman has agreed to a certain no-hire covenant that would survive the termination of his employment for a period not exceeding one year from the date Mr. Hoffman ceases to be an employee of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

__________

- 29 -

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Sadler, Gibb & Associates, LLC (“Sadler”), certified public accountants of 344 W 13800 S, Draper, UT 84020, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2024. Sadler was appointed as our independent registered public accountants on March 24, 2021. Sadler audited the Company’s financial statements for the fiscal years ended July 31, 2023 and 2022.

Representatives of Sadler will not be present at the Annual Meeting.

In the event ratification by the stockholders of the appointment of Sadler as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our current and prior principal accountants:

	2023	2022
Audit fees	$329,793	$279,920
Audit-related fees	$12,500	107,560
Tax fees	Nil	Nil
All other fees	Nil	Nil
Total fees paid or accrued to our principal accountants	$342,293	$387,480

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

- 30 -

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2024

__________

- 31 -

PROPOSAL NUMBER THREE:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules.  This Proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole.  This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of say-on-pay votes.  Accordingly, the next say-on-pay vote will be held at the Company’s annual meeting of stockholders to be held in 2025.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors.  The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond.  Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the “Executive Compensation” section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.  Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for this Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Abstentions will have the same effect as votes against this Proposal.  Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal.  However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

__________

- 32 -

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2025 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act.  To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than October 14, 2024.  Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2025 must submit such proposal to the Company on or before October 14, 2024, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

ANNUAL REPORT

A copy of the Company’s most recent Annual Report on Form 10-K (including the Company’s audited financial statements for the year ended July 31, 2023 and the related management’s discussion and analysis) is available without charge upon written request to the Company’s Chief Financial Officer at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6, Attention: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act.  We file reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

By Order of the Board of Directors of Body and Mind Inc.

/s/ Michael Mills

Michael Mills

President and Chief Executive Officer

Dated:  February 7, 2024.

__________

- 33 -

Schedule A

Body and Mind Inc.

(the “Company”)

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company’s audit committee, or its Board of Directors (the “Board”) in lieu thereof (the “Audit Committee”). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a)	Number of Members. The Audit Committee must be comprised of a minimum of three (3) directors of the Company, a majority of who are independent as defined by applicable legislation.

(b)	Chair. If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the “Chair”) to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

(c)	Financially Literacy. All members of the Audit Committee must be financially literate as defined by applicable legislation. If upon appointment a member of the Audit Committee is not financially literate, such member will have a period of three (3) months to acquire the required level of financial literacy.

Meetings

(a)	Quorum. The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b)	Agenda. The Chair will set the agenda for each meeting, after consulting with management and the Company’s external auditor (the “Auditor”). Agenda materials such as draft financial statements must be circulated to all Audit Committee members for members to have a reasonable amount of time to review the materials prior to the meeting.

(c)	Notice to Auditor. The Auditor will be provided with notice as necessary of any Audit Committee meeting, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor’s duties.

(d)	Minutes. Minutes of Audit Committee meetings will be accurately recorded, with such minutes recording the decisions reached by the committee.

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

External Auditor

The Audit Committee will:

(a)	Selection of Auditor. Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company’s accounts, controls and financial statements.

(b)	Scope of Work. Evaluate, prior to the annual audit of the Company’s financial statements, the scope and general extent of the Auditor’s review, including the Auditor’s engagement letter.

(c)	Compensation. Recommend to the Board the compensation to be paid to the Auditor.

(d)	Replacement of Auditor. If necessary, recommend the replacement of the Auditor to the Board.

(e)	Approve Non-Audit Related Services. Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f)	Responsibility for Oversight. Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g)	Resolution of Disputes. Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a)	Review Audited Financial Statements. Review the Company’s audited financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b)	Review Interim Financial Statements. Review and discuss with management the Company’s quarterly financial statements, and if appropriate, recommend their approval by the Board.

(c)	MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports. Review management’s discussion and analysis, interim and annual press releases, and Audit Committee reports before the Company publicly discloses such information.

(d)	Auditor Reports and Recommendations. Review and consider any significant reports and recommendations issued by the Auditor, together with management’s response, and the extent to which recommendations made by the Auditor have been implemented.

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a)

Internal Controls. Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b)

Financial Management. Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

- 2 -

(c)	Accounting Policies and Practices. Review management plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d)	Litigation. Review with the Auditor and the Company’s legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company’s financial statements.

(e)	Other. Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company’s financial statements or disclosure.

Complaints

The Audit Committee will:

(a)	Accounting, Auditing and Internal Control Complaints. Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b)	Employee Complaints. Establish a procedure for the confidential transmittal on condition of anonymity by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Authority

(a)	Auditors. The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b)

Independent Advisors. The Audit Committee may, at the Company’s expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

Reporting

The Audit Committee will report to the Board on:

(a)	the independence of the Auditor;

(b)	the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c)	the reappointment and termination of the Auditor;

(d)	the adequacy of the Company’s internal controls and disclosure controls;

(e)	the Audit Committee’s review of the Company’s financial statements, both annual and interim;

(f)	the Audit Committee’s review of management’s discussion and analysis, both annual and interim;

(g)	the Company’s compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h)	all other material matters dealt with by the Audit Committee.

__________

- 3 -

BODY AND MIND INC.
1095 WEST PENDER STREET, SUITE 750
VANCOUVER, BC V6E 2M6
CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 27, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 27, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. To elect the following as directors:

Nominees	For	Withhold
1a. Michael Mills	☐	☐
1b. Brent Reuter	☐	☐
1c. Stephen Hoffman	☐	☐
1d. Alexis Podesta	☐	☐
1e. Joshua Rosen	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the Schedule 14A - Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000625279_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

BODY AND MIND INC.
Annual Meeting of Stockholders
March 28, 2024 10:00 a.m. (Pacific Time)
This proxy is solicited by the Board of Directors

The undersigned stockholder of the Company hereby appoints Mr. Michael Mills, the President and CEO of the Company, or failing him, Mr. Dong Shim, the Chief Financial Officer of the Company, or instead of any of them, ____________________________(Print the name of the person you are appointing if this person is someone other than the management nominees listed herein), as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated on the reverse side, all shares of common stock of **Body and Mind Inc.** held of record by the undersigned on February 2, 2024, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, Canada, on Thursday, March 28, 2024 at 10:00 a.m. (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote "For" the Election of Directors and "For" Proposals 2 and 3. Please sign, date and return promptly.

0000625279_2 R1.0.0.6

Continued and to be signed on reverse side